UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/29/2009

CROWN MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30700

Delaware	84-1524410
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12700 Ventura Boulevard,
Suite 200,
Studio City, California 91604
(Address of principal executive offices, including zip code)

(818) 755-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 29, 2009, Crown Media Holdings, Inc. issued a press release announcing the promotion of Edward Georger to Executive Vice President, Advertising Sales. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) A list of exhibits filed herewith is contained on the Exhibit Index, which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.

Date: October 01, 2009	By:	/s/ Charles Stanford
Charles Stanford
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated September 29, 2009.